SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14 INFORMATION

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act of 1934

Filed by the registrant |_|

Filed by party other than the registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|X|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CAREER EDUCATION CORPORATION.
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                (Name of Registrant as Specified in Its Charter)

                                 BOSTIC R STEVEN
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement no.:

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(3)   Filing Party:

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(4)   Date Filed:

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The following is a copy of an e-mail sent from Mr. Bostic to a stockholder of
Career Education Corporation on May 16, 2006:

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From: Steve Bostic
Sent: Tuesday, May 16, 2006 12:11 PM

To: Chad Spitler [e-mail address omitted]; Abe Friedman [e-mail address omitted]
Subject: Bostic Latest Press Release

I've attached a copy of our fight letter which deals with the questions posed to me by Jack Larson. Although I was disappointed that you voted in favor of CEC's proxy, I would hope that you would give us some re-consideration. Clearly, the "independent" proxy governance advisors have come out on our side. I would like to speak to you today if possible. My cell number is 404-558-3333.

P.S. We are in contact with the DOE and CEC has not been released from their examination from either the DOE or OIG. If you would like further clarification, I would be happy to provide it.

Steve